UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012 (October 18, 2012)

WAVE SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24752	13-3477246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 18, 2012, Wave Systems Corp. (“Wave”) entered into Subscription Agreements (the “Subscription Agreements”) with certain purchasers (the “Purchasers”) pursuant to which Wave will sell a total of 3,324,750 shares of Class A Common Stock, par value $0.01 per share (the “Common Shares”), for an aggregate purchase price of approximately $3,333,062.  The Common Shares are priced at $1.0025 per share.  The Purchasers will also receive warrants to purchase up to 1,662,375 Common Shares at an exercise price of $0.94.  The warrants are exercisable for 5 years beginning on the date of issuance.  The Common Shares (including the shares issuable upon exercise of the warrants) are to be drawn-down off of a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on July 22, 2011.  The form of Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The Form of Warrant issued to the Purchasers is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  A prospectus supplement related to the offering will be filed with the SEC.

Also on October 16, 2012, Dawson James Securities, Inc. (the “Placement Agent”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Wave in which they agreed to act as placement agent in connection with the offering.  In connection with the offering, Wave agreed to pay the Placement Agent a cash fee of $199,984, equal to 6% of the gross proceeds paid to Wave in connection with the offering.  The Placement Agent has no obligation to buy any Common Shares from Wave.

A copy of the opinion of Willkie Farr & Gallagher LLP, relating to the legality of the shares and warrants is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into the Registration Statement.

Item 8.01.  Other Events.

On October 19, 2012, Wave issued a press release (the “Press Release”) announcing the transaction.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 4.1	Form of Warrant issued to the Purchasers

Exhibit 5.1	Opinion of Willkie Farr & Gallagher LLP.

Exhibit 10.1	Form of Subscription Agreement.

Exhibit 99.1	Press Release of Wave, dated October 19, 2012, announcing the transactions.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: October 19, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Form of Warrant issued to the Purchasers

Exhibit 5.1	Opinion of Willkie Farr & Gallagher LLP.

Exhibit 10.1	Form of Subscription Agreement.

Exhibit 99.1	Press Release of Wave, dated October 19, 2012, announcing the transactions.